2019 Wells Fargo Healthcare Conference Building a Premier Oncology Biotech Dr. Helen Torley, President and CEO September 4, 2019

Forward-Looking Statements All of the statements in this presentation that are not statements of historical facts constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of such statements include possible activity, benefits and attributes of PEGPH20, future product development and regulatory events and goals, anticipated clinical trial results and strategies, product collaborations, our business intentions and financial estimates and results, including projected revenue amounts. These statements are based upon management’s current plans and expectations and are subject to a number of risks and uncertainties which could cause actual results to differ materially from such statements. A discussion of the risks and uncertainties that can affect these statements is set forth in the Company’s annual and quarterly reports filed from time to time with the Securities and Exchange Commission under the heading “Risk Factors.” The Company disclaims any intention or obligation to revise or update any forward-looking statements, whether as a result of new information, future events, or otherwise. 1

Two Engines for Growth

ENHANZE®	PEGPH20
Proven 'IV to Sub Q' Partnering Platform	Late Stage Targeted Oncology Asset
Accelerating Partner Investment for Approvals	Phase 3 Data Readout Currently Projected in Q4 2019
High Potential: ~$1B Annual Royalty Revenue Projection in 2027 ~$1B in Lifetime Milestones	Potential ~$1B Global Pancreas Indication with Additional Pan-tumor Potential

Halozyme

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ENHANZE® 3

ENHANZE® Offers Four Potential Paths for Differentiation and Value Creation for Partners Reduced Treatment Burden 1 and Healthcare Costs DARZALEX® ALXN 1810 2 Potential for Competitive Differentiation BMS I/O Portfolio ARGX-113 3 New Intellectual Property and Exclusivity DARZALEX® Changing U.S. Reimbursement OPDIVO® 4 and Care Landscape 4

ENHANZE ® High-Growth Business 9 Agreements signed to date: Bristol-Myers Squibb Roche (Genentech), Baxalta, Agreement Terms Pfizer, Janssen, Eli Lilly, Abbvie Number of 11 BMS, Alexion, and argenx Targets Upfront $105M Milestones/ 3 Approved Products $160M Target 8 Targets in development today Royalties Mid-single digit >20 Target slots available to current average partners across all agreements 5

Near Term Catalysts: Project 3 Potential Blockbuster Programs in Phase III in 2019 2017 2018 2019 6 Products 11 Products 15 Products(1) 3 1 2 3 3 3 2 6 9 Approved and Commercialized Phase III 3 Commercialized Products Phase I 3 Products in Phase III 1 Projected by year-end as of January 9, 2019 6

Three Products Successfully Commercialized in Global Markets US ROW 7

ENHANZE® Development Pipeline Partner Product/Target Janssen DARZALEX® / Undisclosed Phase III in Undisclosed 2019 Regulatory Applications Ongoing Submitted Initiating BMS Anti-CD73 OPDIVO® ALXN1810 Phase I in argenx 2019 ARGX-113 Undisclosed PLUS 3 Potential New Phase I Starts in 2019 8

Daratumumab IV: Blockbuster Multiple Myeloma Treatment Early Launch Data Compares Analyst Estimates for DARZALEX® Favorably with Other Multiple Myeloma Drug Launches ($ Millions) ($ Millions) Darzalex® 8000 2000 Empliciti® 7000 Kyprolis® 6000 1500 Ninlaro® Pomalyst® 5000 Revlimid® 4000 1000 3000 2000 500 1000 0 0 2018 2019 2020 2021 2022 2023 2024 2025 1Year 1 2 23 3 4 Source: Analyst estimates via Nasdaq IR Insight Source: Bloomberg, company press releases Sell-side analysts estimate >$7 billion in sales by 2025 9

Daratumumab SC Regulatory Path Potential Benefits of Subcutaneous Formulation(1) • Faster infusion time being tested (3-5 minutes)(2) compared with 4-6 hour IV infusion, initially weekly • Well tolerated with fewer infusion related reactions (IRRs) than with IV(3) BLA/MAA Submissions Made in July 2019 Based on: • COLUMBA study in Relapsed and Refractory Multiple Myeloma • Achieved 2 primary endpoints: non-inferiority in Response Rate and C trough • Phase 2 PLEIADES Study(4) Multiple Ongoing Phase 3 Trials(1) with ENHANZE® 1 Genmab corporate presentations (Jeffries November 2018, R&D Update and 2018 ASH Data Review December 2018) 2 Subcutaneous Delivery of Daratumumab in Patients with Relapsed or Refractory Multiple Myeloma Pavo, an Open-Label, Multicenter, Dose Escalation Phase 1b Study (Blood 2017) 3 Subcutaneous Daratumumab in Patients With Relapsed or Refractory Multiple Myeloma: Part 2 Safety and Efficacy Update of the Open-label, Multicenter, Phase 1b Study (PAVO) Ajai Chari et al (ASH December 2018) 4 Janssen Pharmaceutical Companies’ press release dated July 12, 2019 10

Perjeta®/Herceptin® Fixed Dose Combination with ENHANZE®: Potential Regulatory Submissions First Half 2020

Potential Opportunity

- PERJETA® indicated for use with Herceptin® and chemotherapy for adjuvant treatment of patients with HER2+ early-stage breast cancer (EBC) at high risk of recurrence
- Target population size(2): ~75,000 in US and EU 5
- Strong IV adoption since launch: ~46% share in high risk early breast cancer in U.S.(1)

Value proposition of Perjeta®/Herceptin® Fixed Dose SC with ENHANZE (3)



Value proposition: Subcutaneous formulation (SC)3
Reduced treatment burden
Capacity/Resources
5 min
administration time
Infusion chair
capacity constrained
At home
administration potential
Hospital staff
resources constrained
Herceptin + Perjeta Fixed Dose SC in Ph III trial

[1] Roche twelve-month 2018 results
[2] Roche HY 2019 Update Presentation
[3] Roche Virtual Late Stage Pipeline Event 2018 presentation (September 13, 2019)

Halozyme 11

ENHANZE®:
~$1B Royalty Revenue Potential in 2027



2019-2021 Potential Cumulative Milestones = $225M-$300M
~$1 Billion
>30% CAGR
All other partner products
Projected Royalties derived from products in phase 3 (2019)
Trastuzumab, Rituximab, HyQvia
2018
2027

Projection based on approved products and assumes global approval and launches for 12 additional products in multiple indications. Includes projections for subcutaneous versions of targets not currently approved or commercially available. Innovator revenues based on Bloomberg analyst projections, when available. Conversion rates based on Halozyme internal projections. Royalty revenue projection includes targets selected but not yet disclosed. Projected royalty revenue is not risk–adjusted.

Halozyme
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ENHANZE®:
Royalties Exceed Pro Forma ENHANZE-only Operating Expenses



2019-2021 Potential Cumulative Milestones = $225M-$300M
~$1 Billion
>30% CAGR
All other partner products
Projected Royalties derived from products in phase 3 (2019)
ENHANZE-only Operating Expense
Trastuzumab, Rituximab, HyQvia
2018
2027

Projection based on approved products and assumes global approval and launches for 12 additional products in multiple indications. Includes projections for subcutaneous versions of targets not currently approved or commercially available. Innovator revenues based on Bloomberg analyst projections, when available. Conversion rates based on Halozyme internal projections. Royalty revenue projection includes targets selected but not yet disclosed. Projected royalty revenue is not risk–adjusted. Operating expense represents pro-forma expenses that exclude COGS, and all costs related to Hylenex and PEGPH20.

Halozyme
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Accelerating ENHANZE ® Growth New collaboration Daratumumab signed with argenx SC Regulatory 12 Targets in in 1Q 2019 is first Applications Development Existing with development- Submitted to FDA in 2019 Partnerships stage biotech and MAA Potential in Oncology, Pool of Potential New Rare Diseases, Blood Partners and Targets Disorders, Immunology, New Remains Sizable Partnerships CNS and more 14

PEGPH20 15

Tumor HA Overexpression Associated with Shorter Survival in Pancreas Cancer

Retrospective Evaluation of Pancreatic Cancer Survival in ~50 Patients[1]


HA
HA-Low Median Survival: 24.3 months
Low HA
High HA
HA-High Median Survival: 9.3 months
H.R. 2.6
p=0.037
Percent survival
100
75
50
25
0
0
12
24
36
48
60
72
84
96
108
Time (months)

[1] Whatcott et al: Clin Cancer Res 2015, 21:3561-3568. HA staining by HABP. Scoring algorithm assessed percent staining and intensity.

Halozyme
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PEGPH20 Targets Hyaluronan (HA) in the Tumor Microenvironment In HA-High Tumor Animal Models, Removal of HA by PEGPH20 Demonstrated to: Decrease Decompress Increase Increase Increase intratumoral vasculature perfusion access for access for pressure therapeutics immune cells PEGPH20 17

Proprietary Test Developed in Phase II to Identify HA- High Patients for Phase III • Partnered with Roche Tissue Analysis of OS in HA-High, Stage II HALO 202(1) Diagnostics (formerly Ventana) for Companion Diagnostic • Phase II Study HALO 202 key to develop Companion Diagnostic • 279 1L metastatic PDA • PEGPH20 plus Abraxane® and Gemcitabine versus Abraxane® M Estimate M and Gemcitabine alone - K • HA all-comers population • Stage 1: identification of HA algorithm/cut point • >50% score =HA-high • Stage II: validation of cut-point/ algorithm for Phase III • 37 of 133 patients HA-high 1 HALO 202: Randomized Phase II Study of PEGPH20 Plus Nab-Paclitaxel/Gemcitabine Versus Nab- Paclitaxel/ Gemcitabine in Patients With Untreated, Metastatic Pancreatic Ductal Adenocarcinoma 18 Journal of Clinical Oncology, Hingorani et al (December 2017)

HALO-301 Study in Metastatic Pancreas Cancer 1L Metastatic PDA PEGPH20 + ABRAXANE® High-HA + gemcitabine (PAG) patients Primary Endpoint: N=~500 • Overall Survival (OS) based on 330 events Double-blind ABRAXANE® + gemcitabine (AG) + placebo 2:1 Randomization Expect topline data announcement by December 2019 19

~$1B Potential Opportunity in Pancreas Cancer 65,000 Annual Diagnosed Metastatic Pancreatic Ductal Adenocarcinoma (PDA) U.S. and EU 5(1) ~$1B ~$1B Potential Global Sales Opportunity by 2027 in HA-High 25,000 Metastatic PDA(3,4) Estimated Number of HA-High Patients 35–40% of Population(2) 1 SEER 18 2006-2012, Globocan 2012, DRG Epidemiology data. 2 Halozyme estimates for HA-High %. 20 3 DRG Epidemiology data, Halozyme internal estimates. 4 Final revenue potential dependent on risk-benefit profile.

Ongoing Studies Evaluating Pan-tumor Potential of PEGPH20 Tumor Stage Status Pancreas Cancer Phase 1b Dose Finding Enrollment (second-line) Started 2H 2017 completed Gall Bladder Cancer, Enrolling additional Cholangiocarcinoma 15 patients 21

2019 Financial Guidance May 2019 August 2019 $205M to $215M Net Revenue No Change -Royalties of $72-74M Operating Expenses $265 to $275M $255 to $265M Operating Expenses (excl. $225 to $235M $215 to 225M COGS) Operating Cash Burn ($45M) to ($55M) ($40M) to ($50M) Debt Repayment ~$90M No Change Year-end Cash $210M to $220M $220M to $230M 22

Outlook • Growing ENHANZE momentum – ~$1 billion in annual royalty revenue potential by 2027 – Multiple near-term catalysts in a high margin business • Each pillar offers strong potential upside – ENHANZE: New deals plus up to $1 billion in lifetime milestones – PEGPH20: ~$1 billion global sales opportunity in pancreas cancer • Each pillar has been incrementally de-risked: – ENHANZE: 3 approved products, DARZALEX® SC regulatory applications submitted in July 2019 – PEGPH20: HALO-301 fully enrolled • Expect to end 2019 in strong financial position – Projected post-301 cash balance provides operational flexibility 23